SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


December 30, 1998
(Date of report)



SYNCRONYS SOFTCORP
(Exact name of registrant as specified in its charter)

Nevada                                          0-25736
(State or other jurisdiction of incorporation)	(Commission file number)

33-0653223
(I.R.S. Employer Identification No.)



13465 Beach Avenue
Marina del rey, CA 90292
(Address of principal executive offices and zip code)





(310) 823-9513
(Registrant telephone number)










This Form 8-K consists of 10 pages






                                                                Page 1 of 10


Item 5.  Other Events.

On December 15, 1998 Syncronys Softcorp filed its fifth Monthly Interim Statement and Debtor in Possession Operating Report for the period: November 1, 1998 through November 30, 1998. Reports details listed under Item 7 following this item.
















































                                                                Page 2 of 10
Item 7.  Financial Statements and Exhibits.

Office of the United States Trustee

In re:                 Debtor in Possession Interim Statement

Syncronys Softcorp                            Statement Number: 5
Debtor                                        For the period From:  1-Nov-98
Chapter 11 Case No: LA98-38413VZ                               To: 30-Nov-98

CASH ACTIVITY ANALYSIS (Cash Basis Only)    General        Payroll     Tax
                                            Account        Account     Account
A. Total Receipts per all Prior
             Interim Statements          $242,255.77     95,600.00      100.00
B. Less: Total Disbursements per all
                   Prior statements       232,864.71     94,796.57           0
C. Beginning Balance (A less B)             9,391.06        803.43      100.00
D. Receipts during Current Period                  See separate sheet

TOTAL RECEIPTS THIS PERIOD:               107,117.10     22,300.00           0
E. Balance Available (C plus D)           116,508.16     23,103.43      100.00
F. Less Disbursements during Current Period
   (Attach Separate Listing if Necessary)
Date   Check No.    Payee/Purpose
                                                   See separate sheet

TOTAL DISBURSEMENTS THIS PERIOD:          119,874.11     23,042.49           0
G. Ending Balance (E less F)              $(3,365.95)       $60.94     $100.00

H. (1) General Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15811 07930

(2) Payroll Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(b) Account Number: 15817 07932

(3) Tax Account:
(a) Depository Name and Location:   B of A Customized Accounting Services #1581
                                    345 Montgomery St., San Francisco, CA 94101
(c) Account Number: 15817 07937

I. Other monies on hand (specify type and location) (i.e. Cert. Of Deposit) $1,015 - CD, Bank of America 9453 Culver Bl. Culver City, CA 90232

I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 12/15/1998								/s/Alan Hart
										Accountant
										Syncronys Softcorp
										Debtor in Possession

                                                                Page 3 of 10
November 1, 1998 Through November 30, 1998 - Interim Statement

                                                         Bank Accounts
Date     Type    Description                     General      Payroll      Tax

                 Receipts

11/02/98 Deposit Digital River & Misc. Sales     2,236.63
11/05/98 Deposit Secured Loan                    3,600.00
11/13/98 Deposit Secured Loan                   99,982.00
11/13/98 Deposit Misc. Sales 2 checks               69.94
11/13/98 Xfer    Transfer to Payroll Account               12,000.00
11/16/98 Deposit A/R Collections                 1,071.75
11/25/98 Deposit Misc. Sales                       156.78
11/25/98 Xfer    Transfer to Payroll Account                  500.00
11/30/98 Xfer    Transfer to Payroll Account                9,800.00

         Total Receipts this period            107,117.10  22,300.00
         Less Transfers between accounts                   22,300.00
         Net Deposit                           107,117.10       0.00

                 Disbursements

11/04/98 ED      Electronic Debit-Returned Item     49.99
11/05/98 CK1136  Southern CA Gas Company - A/P      76.08
11/04/98 CK1137  Tom Brandon - Expense
                 reimbursement                   3,600.00
11/05/98 CK1139  SJ Maintenance - cleaning         187.50
11/05/98 CK1140  Southwestern Bell                 128.18
11/05/98 CK1141  Unique Data - A/P                 100.00
11/05/98 CK1142  Huntington Park Rubber Stamp Co.
                 Misc. office expense               14.96
11/09/98 CK1143  Standard Registrar -
                 Transfer agent - fees           1,235.00
11/10/98 ED      Paychex fees for Oct. 98                      50.00
11/13/98 Xfer    Transfer to payroll account    12,000.00
11/13/98 CK1151  Gore, Ingram - A/P                         1,100.00
11/15/98 Payroll Payroll net amount                         9,853.33
11/15/98 Payroll ADP - Payroll Taxes                        1,626.59
11/15/98 Payroll ADP - Payroll processing fees                 32.50
11/16/98 ED      Bank charges - check printing      43.37
11/17/98 CK1152  Secured Loan                   38,000.00
11/17/98 Wire    Walter Doyle - Advance
                 against expenses               10,000.00
11/17/98 CK1144  Lonna Walker - Expense
                 reimbursement                   3,000.00
11/18/98 CK1133  Lonna Walker - Expense
                 reimbursement                   5,000.00
11/18/98 CK1134  Tom Brandon - Expense
                 reimbursement                   6,500.00
11/18/98 CK1135  April Robertson - Director's
                 Fees                            2,500.00
11/18/98 CK1138  Tom Brandon - Expense
                 reimbursement                   2,500.00
11/19/98 CK1153  Brian Semler - Rent and
                 security Deposit                6,204.00
                                                                Page 4 of 10
11/19/98 CK1145  Tom Brandon - Expense
                 reimbursement                   8,000.00
11/20/98 CK1154  ISU Bob Gabriel - Insurance
                 Premiums - Contents & Liability 2,475.00
11/21/98 CK1155  Carole & Jan's - Moving Expense 1,296.50
11/23/98 CK1109  Pacific Alarm - A/P               385.00
11/23/98 CK1110  Pitney Bowes - Postage meter
                 lease                             120.17
11/23/98 CK1111  The Shredders - A/P               210.00
11/23/98 CK1112  Viking Office Products - A/P       97.48
11/23/98 CK1113  Budgetel Comm. - Phone
                 installation deposit (50%)        773.51
11/23/98 CK1146  Arrowhead Spring Water - A/P       36.07
11/23/98 CK1147  Dori Calderon - Expense
                 reimbursement                      41.54
11/23/98 CK1148  Cyberverse - A/P                  324.80
11/23/98 CK1149  IOS Capital - Copier lease        223.28
11/23/98 CK1150  Kelly Services - A/P              944.25
11/25/98 Xfer    Transfer to P/R account           500.00
11/25/98 ED      Account analysis charge Oct 98    107.43
11/27/98 ED      Payroll taxes for 11/30/98                 1,624.23
11/30/98 Payroll Payroll Net Amount                         9,855.84
11/30/98 Xfer    Transfer to Payroll Account     9,800.00
11/30/98 CK1156  Gore, Ingram - A/P              1,100.00
11/30/98 CK1157  Carl Kosnar - Consulting        1,200.00

         Total Disbursement this period       $119,874.11  23,042.49      0.00
         Less transfers between accounts        22,300.00
         Net Disbursements this period          97,574.11  23,042.49      0.00



























                                                                Page 5 of 10
Office of the United States Trustee

In re:      Debtor in Possession Operating Report  Page 1 of 3

Syncronys Softcorp                            Report Number: 5
Debtor                                        For the period From:  1-Nov-98
Chapter 11 Case No: LA98-38413VZ                               To: 30-Nov-98
1. Profit and Loss Statement (Accrual Basis only)
A. Related to Business Operations:
Gross Sales                            $ 2,413
Less: Sales Returns and Discounts            0
      Net Sales                                   2,413
Less: Cost of Goods Sold:
Beginning Inventory at Cost             21,710
Add: Purchases
Less: Ending Inventory at Cost          21,710
      Cost of Goods Sold                              0
           Gross Profit                                      2,413
           Other Operating Revenues:                             0
Less: Operating Expenses:
Officer Compensation                         0
Salaries and Wages - Other Employees    22,250
      Total Salaries and Wages                   22,250
      Employee Benefits and Pensions                148
Payroll Taxes                              710
Real Estate Taxes                          185
Federal and State Income Tax                 0
      Total Taxes                                   895
Rent and Lease Exp(Real & Personal Prop)10,540
Interest Expense (Mortgage, Loan, etc.)  3,000
Insurance                                2,621
Automobile Expense                           0
Utilities (Gas, Elect, Water, Phone)     1,197
Depreciation and Amortization              465
Repairs and Maintenance                    187
Advertising                                  0
Supplies, Office Expenses, copies, etc.)    57
Bad Debts                                    0
Miscellaneous Operating Expenses:       11,243 (see attached sheet)
      Total Operating Expenses                   52,603
            Net Gain/Loss from Business Operations         (50,190)

B. Not Related to Business Operations:
Income:
      Interest income                                 0
      Other Non-Operating Revenue (Specify)           0
      Gross Proceeds on Sale of Assets       0
      Less: Original Cost of Assets plus
            Expenses of Sale                 0
            Net Gain/Loss on Sale of Assets           0
Total Non-Operating Income                                       0
Expenses Not Related to Business Operations:
Legal and Professional Fees - Legal, BK Attorney  3,063
Other Non-Operating Expenses (Specify)                0
Total Non-Operating Expenses                                     0
NET INCOME/LOSS FOR PERIOD                                $(53,253)
                                                                Page 6 of 10

     Syncronys Softcorp November 1998 Misc. Operating Expenses

          Bank Charges                   125
          Consultants - G&A            1,200
          Consultants - M&S            2,200
          Copier & Postage meter lease   223
          Corporate Fees               1,235
          Courier                         31
          Dues and Subscriptions           0
          Misc. Marketing Expenses         0
          Misc. Office Expense             0
          Misc. R&D                        0
          Moving expense               3,377
          Payroll Service - fees          82
          Postage                          0
          Technical Support                0
          Telephone                    1,169
          Temporary personnel            833
          Web Site & Internet            768


     Total Misc. Operating Expenses  $11,243

































                                                                Page 7 of 10
Debtor in Possession Operating Report No: 5  Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):
                               Accounts Payable	  Accounts Receivable
      Current     Under 30 Days      $7,478          $ 10,235
      Overdue     31 - 60 Days          686             2,975
      Overdue     61 - 90 Days            0                 0
      Overdue     91 - 120 Days           0                 0
      Overdue     Over 121 Days           0                 0
           TOTAL                     $8,164          $ 13,210

3. Statement of Status of Payments to Secured Creditors and Lessors:

Creditor/Lessor  Freq. Of Payments   Amount of     Next        Post-Petition
                 Per Contract/Lease  Each Payment Payment    Payments Not Made
                 (i.e. mo., qtr.)                   Due       Number   Amount

IOS Capital      mo                  $223.28      12/31/98


4. Tax Liability:
      Gross Payroll Expense for Period:                  $22,250
      Gross Sales for Period Subject to Sales Tax:       $     0

                                Date Paid    Amount Paid   Post Petition
                                                           Taxes Owed
Federal Payroll & Withholding   11/13/98
Taxes                           11/27/98        $2,277      $     0
State Payroll & Withholding     11/13/98
Taxes                           11/27/98           973            0
State Sales & use Tax             N/A             N/A          N/A
Real Property taxes               N/A             N/A          N/A

5. Insurance Coverage:     Carrier/      Amount of    Policy    Premium Paid
                             Agent      Coverage     Exp Date Through Date

Worker's Compensation   ISU Bob Gabriel $1,000,000   10/20/99    7/15/99
Liability                 Same           2,000,000   11/20/99   11/20/99
Fire & Extended Coverage  Same              50,000   11/20/99   11/20/99
Property                  Same              50,000   11/20/99   11/20/99
Theft                     Same              50,000   11/20/99   11/20/99
Life (Beneficiary):        N/A
Vehicle                    N/A
Other (Specify):











                                                                Page 8 of 10
Debtor in Possession Operating Report No: 5  Page 3 of 3

Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

   : yes Explain:
 X : No

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as has been authorized by the Court?

   : yes Explain:
 X : No

7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

Name of Professional                State Type of               Total Post
                                    Professional              Petition Amount
                                 (Attorney/Accountant, etc.)       Unpaid

Levene, Neale, Bender & Rankin       BK Attorney                   $13,671

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

On December 1, 1998 the company moved its headquarters to: 13465 Beach Ave., Marina del Rey, CA 90292

9. Quarterly Fees; (This fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period	Total Distribution  Quarterly	Date Amount Check	Quarterly Fee
     Ending           for Quarter        Fee    Paid  Paid   No.   Still Owing

Sept. 30, 1998      $198,968        $1,250 10/29/98 $1,250  1117       0


I, Alan Hart, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 12/15/98
                                                           /s/Alan Hart
                                                           Accountant
                                                           Syncronys Softcorp
                                                           Debtor in Possession






                                                                Page 9 of 10



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      SYNCRONYS SOFTCORP
                                                      (Registrant)




Date: December 30, 1998                               By:  /S/ Walter D. Doyle
                                                      Walter D. Doyle
                                                      President/CEO






































                                                                Page 10 of 10